                                TOYOTA MOTOR CREDIT CORPORATION
                     Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                 Distribution Date of June 26, 2000 for the Collection Period of
                             May 1, 2000 through May 31, 2000




POOL DATA - ORIGINAL DEAL PARAMETERS
 Aggregate Net Investment Value (ANIV)                                                                           749,988,732.51
 Discounted Principal Balance                                                                                    749,988,732.51
 Servicer Advance                                                                                                  1,324,812.20
 Servicer Payahead                                                                                                 1,260,008.73
 Number of Contracts                                                                                                     34,185
 Weighted Average Lease Rate                                                                                               6.81%
 Weighted Average Remaining Term                                                                                           33.8
 Servicing Fee Percentage                                                                                                  1.00%

POOL DATA - CURRENT MONTH
 Aggregate Net Investment Value                                                                                  667,062,491.00
 Discounted Principal Balance                                                                                    666,540,983.83
 Servicer Advances                                                                                                 2,049,410.28
 Servicer Pay Ahead Balance                                                                                        1,998,757.02
 Maturity Advances Outstanding                                                                                               -
 Number of Current Contracts                                                                                             35,923
 Weighted Average Lease Rate                                                                                               6.81%
 Weighted Average Remaining Term                                                                                           15.3

---------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                                                          28,124,577.47
 Specified Reserve Fund Percentage                                                                                       9.435%
 Specified Reserve Fund Amount                                                                                   70,761,436.91

                                                                                   Class A         Class B           Total
                                                                                    Amount          Amount          Amount
                                                                                -------------     ------------   -------------
 Beginning Balance                                                              65,311,354.00     1,095,750.00   66,407,104.00
 Withdrawal Amount                                                                          -                -               -
 Cash Capital Contribution
 Transferor Excess                                                               1,182,390.32                     1,182,390.32
                                                                                ----------------------------------------------
 Reserve Fund Balance Prior to Release                                          66,493,744.32     1,095,750.00   67,589,494.32
 Specified Reserve Fund Balance                                                 69,665,686.91     1,095,750.00   70,761,436.91
                                                                                ----------------------------------------------
 Release to Transferor                                                                      -                -               -
 Ending Reserve Fund Balance                                                    66,493,744.32     1,095,750.00   67,589,494.32
 Prior Cumulative Withdrawal Amount                                                         -                -               -
 Cumulative Withdrawal Amount                                                               -                -               -
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                  Vehicles
                                                                                               --------
  Liquidated Contracts                                                                           104
                                                                                                 ---
  Discounted Principal Balance                                                                                       1,887,102.79
  Net Liquidation Proceeds                                                                                          (1,634,956.00)
  Recoveries - Previously Liquidated Contracts                                                                                  -
                                                                                                                    --------------
  Aggregate Credit Losses for the Collection Period                                                                    252,146.79
                                                                                                                    =============
  Cumulative Credit Losses for all Periods                                                                           4,022,041.95
                                                                                                                    =============
  Repossessed in Current Period                                                                   30
                                                                                                 ---

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                       Charge-Off Rate
  Second Preceding Collection Period                                                                                         0.40%
  First Preceding Collection Period                                                                                          0.27%
  Current Collection Period                                                                                                  0.45%
---------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                                       0.37%
  Charge-off Rate Indicator ( > 1.25%)                                                                          CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

DELINQUENT CONTRACTS:                                    Percent      Accounts        Percent             ANIV
                                                         -------      --------        -------             ----
  31-60 Days Delinquent                                   1.28%         461             1.23%            8,191,221.83
  61-90 Days Delinquent                                   0.11%          39             0.11%              712,791.80
  Over 90 Days Delinquent                                 0.05%          17             0.05%              312,027.90
                                                                --------------------              --------------------
  Total Delinquencies                                                   517                              9,216,041.53
                                                                ====================              ====================

RATIO OF  NUMBER  OF  CONTRACTS  DELINQUENT
60 DAYS OR MORE TO THE  OUTSTANDING NUMBER OF
RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      0.08%
  First Preceding Collection Period                                                                                       0.14%
  Current Collection Period                                                                                               0.16%
---------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                     0.13%
  Delinquency Percentage Indicator ( > 1.25%)                                                                 CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                    Vehicles
                                                                                               --------
  Matured Lease Vehicle Inventory Sold                                                            12                204,419.78
  Net Liquidation Proceeds                                                                       ---               (187,058.05)
                                                                                                                   ------------
  Net Residual Value (Gain) Loss                                                                                     17,361.73
                                                                                                                    ===========
  Cumulative Residual Value (Gain)
   Loss all periods                                                                                                 424,844.22
                                                                                                                    ==========
                                                                                                Average            Average
                                                  Number       Scheduled        Sale        Net Liquidation        Residual
                                                   Sold       Maturities        Ratio          Proceeds             Value
                                                  -------     ----------        -----       ----------------       ---------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                26            10           100.00%           14,979.44        17,123.22
  First Preceding Collection Period                 13             1           100.00%           14,241.89        15,320.42
  Current Collection Period                         12             2           100.00%           15,588.17        17,741.64
  Three Month Average                                                                            14,934.67        16,809.19

    Ratio of Three Month Average Net
      Liquidation Proceeds to Average                                                                            -----------
      Residual Value                                                                                                  88.85%
                                                                                                                 -----------
---------------------------------------------------------------------------------------------------------------------------------
                                                                               CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                           AMOUNT/RATIO                       TEST MET?
                                                                               --------------                      ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                          100.00%                             YES

b) Number of Scheduled Maturities > 500                                                2                               NO

c) 3 Month Average Matured Leased Vehicle Proceeds
   < 75% of Avg. Residual Values                                                   88.85%                              NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                             CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                     Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                 Distribution Date of June 26, 2000 for the Collection Period of
                             May 1, 2000 through May 31, 2000


----------------------------------------------------------------------------------------------------------------------------------
                                                                                         CERTIFICATE BALANCE
                                                                                     ----------------------------    CLASS A1
                                                                          TOTAL         PERCENT        BALANCE        BALANCE
                                                                      -------------  -------------  -------------  -------------
INTEREST:                                                                                 98.00%
  Interest Collections                                                 4,972,322.45
  Net Investment Income                                                  331,160.86
  Non-recoverable Advances                                               (56,081.44)
                                                                      -------------
  Available Interest                                                   5,247,401.87                  5,144,200.54   1,322,794.42
  Class A1, A2, A3 Notional Interest Accrual Amount                   (3,075,508.25)                (3,075,508.25)   (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                                      -                             -              -
  Interest Accrual for Adjusted Class B Certificate Bal.                (282,419.42)                  (282,419.42)
  Class B Interest Carryover Shortfall                                            -                             -
  Servicer's Fee                                                        (568,008.76)                  (556,085.16)
  Capped Expenses                                                        (20,395.10)                   (19,966.97)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                              -                             -
  Uncapped Expenses                                                               -                             -
                                                                      -------------                 -------------
  Total Unallocated Interest                                           1,301,070.34                  1,210,220.74
  Excess Interest to Transferor                                                   -                 (1,210,220.74)
                                                                      -------------                 -------------
    Net Interest Collections Available                                 1,301,070.34                             -
                                                                      -------------
INTEREST COLLECTIONS ALLOCATED TO LOSSES:                               (263,851.02)
ACCELERATED PRINCIPAL DISTRIBUTION:                                     (138,971.35)
DEPOSIT TO RESERVE FUND:                                               1,182,390.32
WITHDRAWAL FROM RESERVE FUND:                                                     -
REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                              284,142.35
NET WITHDRAWAL FROM THE RESERVE FUND:                                             -

PRINCIPAL:
  Current Loss Amount                                                   (269,508.52)                  (263,851.02)   (263,851.02)
  Loss Reimbursement from Transferor                                     263,851.02                    263,851.02     263,851.02
  Loss Reimbursement from Reserve Fund                                            -                             -              -
                                                                      -------------    ---------    -------------  -------------
    Total                                                                 (5,657.50)                            -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                   -                             -              -
  Allocations - Current Period                                        14,258,218.74                 14,258,218.74  14,258,218.74
  Allocations - Accelerated Principal Distribution                       138,971.35                    138,971.35     138,971.35
  Allocations - Not Disbursed Beginning of Period                     67,697,802.79                 67,697,802.79  67,697,802.79
  Allocations - Not Disbursed End of Period                           82,094,992.88                 82,094,992.88  82,094,992.88

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       10,073,783.01                 10,073,783.01   2,487,712.50
  Allocations - Current Period                                         3,357,927.67                  3,357,927.67     829,237.50
  Allocations - Not Disbursed Beginning of Period                      6,715,855.34                  6,715,855.34   1,658,475.00
  Allocations - Not Disbursed End of Period                                       -                             -              -

DUE TO TRUST - CURRENT PERIOD:                                                    -
  Total Deposit to/(Withdrawal from) Reserve Fund                      1,182,390.32
  Due To Trust                                                        24,470,973.10                 24,470,973.10  16,884,902.59
                                                                      -------------                 -------------  -------------
    Total Due To Trust                                                25,653,363.42                 24,470,973.10  16,884,902.59


                                                                CLASS A2      CLASS A3      CLASS B         TRANSFEROR INTEREST
                                                                --------      --------      -------    --------------------------
                                                                 BALANCE       BALANCE      BALANCE      INTEREST       PRINCIPAL
                                                              -------------  -----------  -----------  ------------     ---------
INTEREST:                                                                                                      2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                           2,971,038.27   509,520.82   340,847.03    103,201.33
  Class A1, A2, A3 Notional Interest Accrual Amount           (1,914,848.75) (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                              -            -
  Interest Accrual for Adjusted Class B Certificate Bal.                                  (282,419.42)
  Class B Interest Carryover Shortfall                                                              -
  Servicer's Fee                                                                                         (11,923.60)
  Capped Expenses                                                                                           (428.13)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                -
  Uncapped Expenses                                                                                               -
                                                                                                       ------------
  Total Unallocated Interest                                                                              90,849.60
  Excess Interest to Transferor                                                                        1,210,220.74
                                                                                                       ------------
    Net Interest Collections Available                                                                 1,301,070.34
                                                                                                       ------------
INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                               (263,851.02)
ACCELERATED PRINCIPAL DISTRIBUTION:                                                                     (138,971.35)
                                                                                                       ------------
DEPOSIT TO RESERVE FUND:                                                                                 898,247.97
                                                                                                       ------------
WITHDRAWAL FROM RESERVE FUND:
REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                     -            -            -                   (5,657.50)
  Loss Reimbursement from Transferor                                      -            -            -   (263,851.02)
  Loss Reimbursement from Reserve Fund                                    -            -            -
                                                              -------------  -----------  -----------                 -----------
    Total                                                                 -            -            -                   (5,657.50)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -            -            -                           -
  Allocations - Current Period                                            -            -            -
  Allocations - Accelerated Principal Distribution                        -            -            -
  Allocations - Not Disbursed Beginning of Period                         -            -            -
  Allocations - Not Disbursed End of Period                               -            -            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                5,744,546.25   994,266.00   847,258.26             -
  Allocations - Current Period                                 1,914,848.75   331,422.00   282,419.42
  Allocations - Not Disbursed Beginning of Period              3,829,697.50   662,844.00   564,838.84
  Allocations - Not Disbursed End of Period                               -            -            -
Due To Trust - Current Period:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                 5,744,546.25   994,266.00   847,258.26             -             -
                                                              -------------  -----------  -----------  ------------  ------------
    Total Due To Trust                                         5,744,546.25   994,266.00   847,258.26             -             -

                                TOYOTA MOTOR CREDIT CORPORATION
                     Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                 Distribution Date of June 26, 2000 for the Collection Period of
                             May 1, 2000 through May 31, 2000




-------------------------------------------------------------------------------------------------------------------
                                                         Certificate Balance                  Class A1
                                                    -----------------------------  -------------------------------
                                      Total           Percent        Balance          Percent         Balance
                                  ----------------  -----------  ----------------  -------------  ----------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)                          749,988,732.51
  Discounted Principal Balance      749,988,732.51
  Initial Notional/Certificate
    Balance                                      -      100.00%    735,000,000.00        25.71%     189,000,000.00
  Percent of ANIV                                                           98.00%                           25.20%
  Certificate Factor                                                    1.0000000                        1.0000000
  Notional/Certificate Rate                                                                                 5.2650%
  Target Maturity Date                                                                           December 25, 2000
  Servicer Advance                    1,324,812.20
  Servicer Payahead                   1,260,008.73
  Number of Contracts                       34,185
  Weighted Average Lease Rate                 6.81%
  Weighted Average Remaining
    Term                                      33.8
  Servicing Fee Percentage                    1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value    681,610,509.59
  Discounted Principal Balance      681,184,521.95
  Notional/Certificate Balance                                     735,000,000.00                   189,000,000.00
  Adjusted Notional/Certificate
    Balance                                                        667,302,197.21                   121,302,197.21
  Percent of ANIV                                                           97.90%                           17.80%
  Certificate Factor                                                    1.0000000                        1.0000000
  Servicer Advances                   2,433,038.83
  Servicer Pay Ahead Balance          1,847,197.78
  Maturity Advances Outstanding                  -
  Number of Current Contracts               36,315
  Weighted Average Lease Rate                 6.81%
  Weighted Average Remaining
    Term                                      16.3

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value    667,062,491.00
  Discounted Principal Balance      666,540,983.83
  Notional/Certificate Balance                                     735,000,000.00                   189,000,000.00
  Adjusted Notional/Certificate
    Balance                                                        652,905,007.12                   106,905,007.12
  Percent of ANIV                                                           97.88%                           16.03%
  Certificate Factor                                                    1.0000000                        1.0000000
  Servicer Advances                   2,049,410.28
  Servicer Pay Ahead Balance          1,998,757.02
  Maturity Advances Outstanding                  -
  Number of Current Contracts               35,923
  Weighted Average Lease Rate                 6.81%
  Weighted Average Remaining
    Term                                      15.3
  Prior Certificate Interest
    Payment Date                    March 27, 2000
  Next Certificate Interest
    Payment Date                     June 26, 2000
-------------------------------------------------------------------------------------------------------------------


                                                        Class A2                         Class A3
                                           -------------------------------   -------------------------------
                                               Percent         Balance          Percent         Balance
                                           --------------  ---------------   -------------  ----------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate
    Balance                                  57.76%          424,500,000.00         9.90%      72,800,000.00
  Percent of ANIV                                                     56.60%                            9.71%
  Certificate Factor                                              1.0000000                        1.0000000
  Notional/Certificate Rate                                          5.4130%                          5.4630%
  Target Maturity Date                                    December 25, 2001                   March 25, 2002
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                               424,500,000.00                    72,800,000.00
  Adjusted Notional/Certificate
    Balance                                                  424,500,000.00                    72,800,000.00
  Percent of ANIV                                                     62.28%                           10.68%
  Certificate Factor                                              1.0000000                        1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                               424,500,000.00                    72,800,000.00
  Adjusted Notional/Certificate
    Balance                                                  424,500,000.00                    72,800,000.00
  Percent of ANIV                                                     63.64%                           10.91%
  Certificate Factor                                              1.0000000                        1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
  Prior Certificate Interest
    Payment Date
  Next Certificate Interest
    Payment Date
-------------------------------------------------------------------------------------------------------------------


                                                      Class B                 Transferor Interest
                                          ------------------------------      --------------------
                                             Percent         Balance                Balance
                                          -------------  ---------------          ------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate
    Balance                                6.63%             48,700,000.00           14,988,732.51
  Percent of ANIV                                                     6.49%                   2.00%
  Certificate Factor                                             1.0000000
  Notional/Certificate Rate                                         6.9590%
  Target Maturity Date                                   December 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                               48,700,000.00          14,308,312.38
  Adjusted Notional/Certificate
    Balance                                                  48,700,000.00          14,308,312.38
  Percent of ANIV                                                     7.14%                  2.10%
  Certificate Factor                                             1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                               48,700,000.00          14,157,483.88
  Adjusted Notional/Certificate
    Balance                                                  48,700,000.00          14,157,483.88
  Percent of ANIV                                                     7.30%                  2.12%
  Certificate Factor                                             1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
  Prior Certificate Interest
    Payment Date
  Next Certificate Interest
    Payment Date
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                Vehicles
                                                                 --------
Principal Collections                                                            7,369,814.28
Prepayments in Full                                                  274         5,061,731.36
                                                                     ---
Reallocation Payment                                                   2            24,950.38
                                                                     ---
Interest Collections                                                             4,972,322.45
Net Liquidation Proceeds and Recoveries                                          1,634,956.00
Net Liquidation Proceeds - Vehicle Sales                                           187,058.05
Non-Recoverable Advances                                                           (56,081.44)
                                                                                -------------
Total Available                                                                 19,194,751.08
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                   Amount           Annual Amount
                                                               --------          --------------
 Total Capped Expenses Paid                                    20,395.10           101,975.50
 Total Uncapped Expenses Paid                                          -                    -
 Capped and Uncapped Expenses Due                                      -                    -

SERVICER'S FEE DUE:
 Servicer's Fee Shortfall Carryforward                                 -
 Servicer's Fee Due Current Period                            568,008.76
 Servicer's Fee Paid                                          568,008.76
 Servicer's Fee Balance Due                                            -
SUPPLEMENTAL SERVICER'S FEES                                   63,227.14
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                               Vehicles             Amount
                                                                --------             ------
 Beginning Unreinvested Principal Collections                                             -
 Principal Collections & Liquidated Contracts                                             -
 Allocation to Subsequent Contracts                               0                       -
                                                                 ---                 -------
 Ending Unreinvested Principal Collections

-------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                     Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                 Distribution Date of June 26, 2000 for the Collection Period of
                             May 1, 2000 through May 31, 2000



----------------------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A1            CLASS A2             CLASS A3
                                                                             --------            --------             --------
                                                                              Balance             Balance              Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                                 0.23%                0.27%               0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                                189,000,000.00       424,500,000.00       72,800,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period                                  6.47750%             6.51750%            6.56750%
Interest Calculation for Current Interest Period                            3,094,625.63         6,993,549.06        1,208,565.94
At Certificate Payment Date:
   Paid to Swap Counterparty                                          -     2,487,712.50         5,744,546.25          994,266.00
   Due to Swap Counterparty                                           -     2,487,712.50         5,744,546.25          994,266.00
   Proration %                                        0.00%
   Interest Due to Investors                                                3,094,625.63         6,993,549.06        1,208,565.94
   Interest Payment to Investors                                            3,094,625.63         6,993,549.06        1,208,565.94

Net Settlement due to / (receive by) Swap Counterparty                        606,913.13         1,249,002.81          214,299.94

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                         3,094,625.63         6,993,549.06        1,208,565.94

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                                -                    -                   -
Swap Interest Shortfall Inc/(Dec) This Period                                          -                    -                   -
Swap Swap Interest Shortfall Carryover                                                 -                    -                   -

INTEREST RESET
Interest Rate                                                               TBD                TBD                  TBD
Number of Days                                                              TBD                TBD                  TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                   CLASS B                TOTAL CLASS
                                                                   -------                -----------
                                                                   Balance                  Balance
---------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                      2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                      48,700,000.00            735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period                       8.24750%
Interest Calculation for Current Interest Period                 1,015,290.16             12,312,030.79
At Certificate Payment Date:
   Paid to Swap Counterparty                                       847,258.26             10,073,783.01
   Due to Swap Counterparty                                        847,258.26             10,073,783.01
   Proration %
   Interest Due to Investors                                     1,015,290.16             12,312,030.79
   Interest Payment to Investors                                 1,015,290.16             12,312,030.79

Net Settlement due to / (receive by) Swap Counterparty             168,031.90              2,238,247.78

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)              1,015,290.16             12,312,030.79

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                     -                         -
Swap Interest Shortfall Inc/(Dec) This Period                               -                         -
Swap Swap Interest Shortfall Carryover                                      -                         -

INTEREST RESET
Interest Rate                                                    TBD
Number of Days                                                   TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
---------------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
---------------------------------------------------------------------
Holly Pearson, Treasury Operations Manager